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Comptroller of the Currency
Administrator of National Banks

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Special Supervision Division
250 E Street, S.W.
Washington, DC 20219

October 21, 2003
                                               VIA FACSIMILE & OVERNIGHT MAIL
Board of Directors
Goleta National Bank
445 Pine Street
Goleta, CA 93117

RE:   TRANSFER OF SUPERVISION / TERMINATION OF CONSENT ORDER

Dear Members of the Board:

This letter is to notify you of the transfer of supervision of your bank from the Special Supervision Division to the Western District Office. Ongoing supervisory activities will continue to be performed by the Southern California North Field Office. In addition to this transfer of supervision, we terminated the Consent Order dated October 28, 2003. Enclosed is the Order of Termination for your records.

Congratulations on reaching this milestone. We wish you continued success in improving your Bank's condition. If you have questions, please contact National Bank Examiner Kathy Gerardy or myself at (202) 874-4450.

Sincerely,

/s/ Ronald G. Schneck
Ronald G. Schneck
Director for Special Supervision

Enclosure


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                            UNITED STATES OF AMERICA
                           DEPARTMENT OF THE TREASURY
                    OFFICE OF THE COMPTROLLER OF THE CURRENCY
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In the Matter of:
Goleta National Bank
Goleta, California
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                              ORDER TERMINATING THE
                                  CONSENT ORDER

     WHEREAS,  in  an  effort  to  protect  the  depositors, other customers and shareholders  of  Goleta National Bank, Goleta, California (Bank), and to ensure the  Bank's  safe and sound operation, the Bank, by and through its duly elected and  acting  Board  of  Directors,  consented to the issuance of a Consent Order

(Order)  dated  October  28,  2002  against  the  Bank by the Comptroller of the

Currency  of  the  United  States  of  America  (Comptroller);  and

     WHEREAS,  the  Comptroller  believes that the protection of the depositors,

other  customers  and  shareholders  of  the  Bank as well as its safe and sound operation  do  not  require  the  continued  existence  of  said  Order,

     NOW,  THEREFORE,  the  Comptroller directs that the Order dated October 28,

2002  be,  and  it  hereby  is,  TERMINATED.

IN TESTIMONY WHEREOF, the undersigned, designated by the Comptroller as his/her authorized representative, has hereunto set his/her hand.

/s/Ronald G. Schneck                                  10/21/03
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Ronald G. Schneck                                      Date
Director for Special Supervision


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